SUBORDINATED PROMISSORY NOTE

          $135,500.00                                          Cincinnati
          (as may be adjusted as
          hereinafter set forth)                              June 26, 1997

                1. FOR VALUE RECEIVED, POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (hereinafter, together with its successors in title and permitted assigns, called the "Borrower"), does hereby absolutely and unconditionally promise to pay to the order of MAGIC BOX, INC., a Florida corporation ("Lender"), or M. RONALD KRONGOLD if this Note is assigned to him by written notice to Borrower, the sum of One Hundred Thirty-Five Thousand Five Hundred Dollars ($135,500.00) (as may be adjusted downward only in the manner hereinafter set forth), together with interest on the outstanding principal balance from the date hereof, at the rate specified below.

               2. The initial face amount of this note ($135,500.00) shall be adjusted downward by any decrease required by Sections 4.1(c),
          4.4 and/or 6.12 of the Asset Purchase Agreement. Such adjustments and the manner in which they are to be made shall be done in accordance with such Sections of the Asset Purchase Agreement, which are incorporated herein by reference. If, prior to such adjustments, Borrower has made any interest payment to Lender hereunder, the parties agree to adjust any prior payments to equitably reflect the decrease made as a result of any adjustments contained in Sections 4.1(c), 4.4 and/or 6.12 of the Asset Purchase Agreement.

               3. Interest shall accrue at the rate of the prime rate of Star Bank, N.A. as of the date of Closing per annum. Interest on the unpaid principal balance of this Note shall be due and payable quarterly, with the first interest payment due and payable ninety (90) days from the date hereof and on the 26th day of each successive third month thereafter. Principal shall be paid in two (2) equal annual installments of Sixty-Seven Thousand Seven Hundred Fifty Dollars ($67,750.00), as may be adjusted pursuant to the provisions of paragraph 2, commencing on the first Anniversary Date of this Note and then on the second Anniversary Date until paid in full.

                4.     All payments  received hereunder  shall be  applied
          first to  interest  and  then  to  principal.    Subject  to  the
          Subordination Agreement, as defined below, this Note may be prepaid, in whole or in part, at any time, without penalty.

                5. This Note and all obligations of the Borrower hereunder are subordinated and made junior in right of payment to the extent and in the manner provided in the Subordination Agreement of even date herewith (the "Subordination Agreement")

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          between Star  Bank, N.A.,  the Lender  and  the Borrower  and  no
          action may be taken by the Lender which conflicts with the terms of such Subordination Agreement as long as it is in effect.

                6. Upon the occurrence of an Event of Default, the entire principal amount outstanding under this Note, and accrued interest thereon, shall at once become due and payable, at the option of the Lender and the Lender shall have the remedies set forth in the Asset Purchase Documents and Subordination Agreement. During the continuance of any Event of Default, all principal evidenced by this Note and all accrued and unpaid interest (whether for principal or otherwise) shall (to the extent permitted by applicable law) bear interest at the annual rate of fifteen percent (15%). The unpaid interest accrued during the continuation of any Event of Default on the indebtedness evidenced by this Note (whether for principal or otherwise) in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrower to the Lender hereof on demand by the Lender of this Note at any time. Interest will continue to accrue on all indebtedness evidenced hereby until the Event of Default shall be cured or otherwise remedied.

                7. This Note is issued pursuant and subject to the terms and conditions of the Asset Purchase Agreement. This Note is subject to all terms and conditions set forth in the Asset Purchase Documents, which specifically reference this Note, including, but not limited to, terms of default and rights of acceleration, if any. The terms and conditions of said Asset Purchase Documents are incorporated herein by reference. Any holder of this Note is subject to all claims and defenses which the Borrower could pursue against Lender under the Asset Purchase Agreement.

               8. When  this  Note   becomes  due,   by  acceleration   or
          otherwise, the Lender may, at its option, subject to the Subordination Agreement, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to property held as security herefor. The failure to exercise any option to declare the maturity hereof or to exercise any other rights under any of the covenants or conditions contained in the Asset Purchase Documents shall not be taken or deemed to be a waiver of the right to exercise such option or to declare such maturity after any subsequent violation of any such covenants or conditions. All remedies provided for herein upon any default by the Borrower shall be cumulative and not exclusive.

               9. Notwithstanding  the  above,   pursuant  to  the   Asset
          Purchase Agreement, Lender made certain representations, warranties, covenants and agreements with and to the Borrower. Lender agrees that if the Borrower is entitled to indemnification from the Lender under the Asset Purchase Agreement, the amount of such indemnification due from Lender may be set off against the amounts payable hereunder if permitted under and only pursuant to


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          the terms of the Asset Purchase Agreement (e.g., pro rata set off against all Lenders under the Asset Purchase Agreement), being first applied to interest and the withholding all or any part of payment due hereunder as a result of such a set off shall not be considered an Event of Default hereunder. Lender agrees that the amount to which the Borrower may be entitled to recover from Lender shall not be limited by either the amount paid or due to be paid to Lender hereunder or by the terms of this Note but shall be governed by the specific terms of the Asset Purchase Documents.

               10. The provisions of this Note and the obligations of the Borrower hereunder shall in all respects be governed by and interpreted and determined in accordance with the internal laws of the State of Florida. BORROWER AND THE LENDER AGREE THAT ANY ACTION OR PROCEEDING COMMENCED BY OR ON BEHALF OF THE PARTIES ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE COMMENCED AND MAINTAINED EXCLUSIVELY IN THE DISTRICT COURT OF THE UNITED STATES OF THE APPLICABLE DISTRICT OF FLORIDA, OR ANY OTHER COURT OF APPLICABLE JURISDICTION LOCATED IN DADE COUNTY, FLORIDA.

              11. The rights of the Lender hereunder are fully assignable and transferrable, except that any assignment and/or transfer made to a competitor of Borrower shall be made only with the prior written approval of Borrower, which approval shall not be unreasonably withheld. A competitor of Borrower is any individual or entity that engages in the leasing or selling of computers and/or computer equipment.

               12. The Borrower hereby unconditionally and irrevocably waives notice of acceptance, presentment, notice of nonpayment (except as provided herein), protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.

               13.     Should  all  or  any   part  of  the   indebtedness
          represented by this Note be collected by action in law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after the occurrence of an Event of Default, the Borrower hereby promises to pay to the Lender of this Note, upon demand by the Lender hereof at any time, in addition to principal and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and reasonable attorneys' fees and all other reasonable collection charges and expenses incurred or sustained by the Lender of this Note.

               14.     If   for   any   circumstances    whatsoever,   the
          fulfillment of any provision of this Note involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then the obligation to be fulfilled will be reduced to the limit of such validity as provided in such statute


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          or law, so  that in no  event shall any  exaction of interest  be possible under this Note in excess of the limit of such validity.
           In no event shall the Borrower be bound to pay interest of  more than the legal  limit for the  use, forbearance  or detention  of money, and the right to demand any such excess is hereby expressly waived by the Lender.

               15. No delay or omission of the holder of this Note to exercise any right or power arising from any default shall impair any such right or power or be considered to be a waiver of any such default or any acquiescence therein, nor shall the action or non-action of the holder in case of default on the part of the Borrower impair any right or power resulting therefrom.

               16. As used here in, the following terms shall have the following meanings, respectively:

                  (a) "Anniversary Date" - June 26, 1998 and each June 26th thereafter.

                  (b) "Asset Purchase Agreement" - The Asset Purchase Agreement by, between and among the Borrower, the Lender, Israel Fintz, M. Ronald Krongold, Marvin Rosen and Allison Sokol, dated May 30, 1997.

                  (c) "Asset Purchase  Documents"  -  The  Asset  Purchase
          Agreement  and   any  employment   agreements  or   subordination
          agreement between and  among the  parties to  the Asset  Purchase
          Agreement.

                  (d) "Event of Default" -
                      (i) The failure of Borrower to make any payment of principal or interest due under this Note for a period of seven
          (7) days after its due date; or

                      (ii)     A  default  under  the  Senior  Debt   loan
          documentation that has been declared in writing, remains uncured past any applicable cure period, and results in the declared acceleration of the Senior Debt; or

                      (iii) A material default by Borrower of any of its obligations under the Asset Purchase Agreement which is not cured within all applicable cure periods set forth therein; or

                      (iv) A default by Borrower under any other note payable to Lender pursuant to the Asset Purchase Agreement.

                  (e) "Senior Debt" - The Debt of the Borrower to Star Bank, N.A., as set forth in the Subordination Agreement.
                                         BORROWER:
                                         ________
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          Witnesses:                         POMEROY  COMPUTER   RESOURCES,
          INC.
          ___________________________   By:
          _____________________________________
          ___________________________   Its:
          _____________________________________
          THE OBLIGATION REPRESENTED BY THIS  INSTRUMENT IS SUBJECT TO  THE
           TERMS OF A SUBORDINATION AGREEMENT DATED  JUNE 26, 1997 IN  FAVOR
          OF THE  STAR  BANK,  N.A. TO  WHICH  REFERENCE  IS  HEREBY  MADE,
          RESTRICTING THE RIGHTS OF THE MAKER OR DRAWER AND OF ANY HOLDER WITH RESPECT TO PAYMENTS ON ACCOUNT OF THE PRINCIPAL AND INTEREST HEREOF.

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